EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Josh Blacher, hereby certify pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and 18 U.S.C. Section 1350, that the Quarterly Report on Form 10-Q of BullFrog AI Holdings, Inc. (the “Company”) for the quarterly period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Josh Blacher
Josh Blacher
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
August 14, 2026
The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document of BullFrog AI Holdings, Inc. or the certifying officers.